Calculation of Filing Fee Tables
S-3
Atlantic Union Bankshares Corp
Table 1: Newly Registered and Carry Forward Securities
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Common Stock, par value $1.33 per share	457(r)				0.0001476
Fees to be Paid	2	Equity	Preferred Stock, par value $10.00 per share	457(r)				0.0001476
Fees to be Paid	3	Equity	Depositary Shares	457(r)				0.0001476
Fees to be Paid	4	Debt	Debt Securities	457(r)				0.0001476
Fees to be Paid	5	Other	Purchase Contracts	457(r)				0.0001476
Fees to be Paid	6	Other	Warrants	457(r)				0.0001476
Fees to be Paid	7	Other	Units	457(r)				0.0001476
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 0.00		$ 0.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.00
Offering Note
[1]	(a) The securities covered by this registration statement may be sold or otherwise distributed separately, together or as units with other securities covered by this registration statement. (b) In accordance with Rules 456(b) and 457(r) under the Securities Act, the Registrant hereby defers payment of the registration fee required in connection with this registration statement. In connection with the securities offered hereby, the Registrant will pay "pay-as-you-go" registration fees in accordance with Rule 456(b). The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment. (c) An unspecified aggregate initial public offering price or number of the securities of each identified class is being registered as may from time to time be offered at unspecified prices by the registrant or by one or more selling security holders. Separate consideration may or may not be received for securities that are issuable upon conversion or exchange of other securities or that are issued in units with other securities registered hereunder. In addition, pursuant to Rule 416(a) under the Securities Act, this registration statement covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or other similar transaction.

[2]	(a) The securities covered by this registration statement may be sold or otherwise distributed separately, together or as units with other securities covered by this registration statement. (b) In accordance with Rules 456(b) and 457(r) under the Securities Act, the Registrant hereby defers payment of the registration fee required in connection with this registration statement. In connection with the securities offered hereby, the Registrant will pay "pay-as-you-go" registration fees in accordance with Rule 456(b). The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment. (c) An unspecified aggregate initial public offering price or number of the securities of each identified class is being registered as may from time to time be offered at unspecified prices by the registrant or by one or more selling security holders. Separate consideration may or may not be received for securities that are issuable upon conversion or exchange of other securities or that are issued in units with other securities registered hereunder. In addition, pursuant to Rule 416(a) under the Securities Act, this registration statement covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or other similar transaction.

[3]	(a) The securities covered by this registration statement may be sold or otherwise distributed separately, together or as units with other securities covered by this registration statement. (b) In accordance with Rules 456(b) and 457(r) under the Securities Act, the Registrant hereby defers payment of the registration fee required in connection with this registration statement. In connection with the securities offered hereby, the Registrant will pay "pay-as-you-go" registration fees in accordance with Rule 456(b). The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment. (c) An unspecified aggregate initial public offering price or number of the securities of each identified class is being registered as may from time to time be offered at unspecified prices by the registrant or by one or more selling security holders. Separate consideration may or may not be received for securities that are issuable upon conversion or exchange of other securities or that are issued in units with other securities registered hereunder. In addition, pursuant to Rule 416(a) under the Securities Act, this registration statement covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or other similar transaction.

[4]	(a) The securities covered by this registration statement may be sold or otherwise distributed separately, together or as units with other securities covered by this registration statement. (b) In accordance with Rules 456(b) and 457(r) under the Securities Act, the Registrant hereby defers payment of the registration fee required in connection with this registration statement. In connection with the securities offered hereby, the Registrant will pay "pay-as-you-go" registration fees in accordance with Rule 456(b). The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment. (c) An unspecified aggregate initial public offering price or number of the securities of each identified class is being registered as may from time to time be offered at unspecified prices by the registrant or by one or more selling security holders. Separate consideration may or may not be received for securities that are issuable upon conversion or exchange of other securities or that are issued in units with other securities registered hereunder. In addition, pursuant to Rule 416(a) under the Securities Act, this registration statement covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or other similar transaction. (d) This registration statement covers senior and subordinated debt securities.

[5]	(a) The securities covered by this registration statement may be sold or otherwise distributed separately, together or as units with other securities covered by this registration statement. (b) In accordance with Rules 456(b) and 457(r) under the Securities Act, the Registrant hereby defers payment of the registration fee required in connection with this registration statement. In connection with the securities offered hereby, the Registrant will pay "pay-as-you-go" registration fees in accordance with Rule 456(b). The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment. (c) An unspecified aggregate initial public offering price or number of the securities of each identified class is being registered as may from time to time be offered at unspecified prices by the registrant or by one or more selling security holders. Separate consideration may or may not be received for securities that are issuable upon conversion or exchange of other securities or that are issued in units with other securities registered hereunder. In addition, pursuant to Rule 416(a) under the Securities Act, this registration statement covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or other similar transaction.

[6]	(a) The securities covered by this registration statement may be sold or otherwise distributed separately, together or as units with other securities covered by this registration statement. (b) In accordance with Rules 456(b) and 457(r) under the Securities Act, the Registrant hereby defers payment of the registration fee required in connection with this registration statement. In connection with the securities offered hereby, the Registrant will pay "pay-as-you-go" registration fees in accordance with Rule 456(b). The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment. (c) An unspecified aggregate initial public offering price or number of the securities of each identified class is being registered as may from time to time be offered at unspecified prices by the registrant or by one or more selling security holders. Separate consideration may or may not be received for securities that are issuable upon conversion or exchange of other securities or that are issued in units with other securities registered hereunder. In addition, pursuant to Rule 416(a) under the Securities Act, this registration statement covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or other similar transaction.

[7]	(a) The securities covered by this registration statement may be sold or otherwise distributed separately, together or as units with other securities covered by this registration statement. (b) In accordance with Rules 456(b) and 457(r) under the Securities Act, the Registrant hereby defers payment of the registration fee required in connection with this registration statement. In connection with the securities offered hereby, the Registrant will pay "pay-as-you-go" registration fees in accordance with Rule 456(b). The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment. (c) An unspecified aggregate initial public offering price or number of the securities of each identified class is being registered as may from time to time be offered at unspecified prices by the registrant or by one or more selling security holders. Separate consideration may or may not be received for securities that are issuable upon conversion or exchange of other securities or that are issued in units with other securities registered hereunder. In addition, pursuant to Rule 416(a) under the Securities Act, this registration statement covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or other similar transaction.